EXHIBIT 24

                       POWER OF ATTORNEY



      KNOW   ALL   BY  THESE  PRESENTS  that  the  undersigned

constitutes and appoints L. M. Frecon, S. S. Marshall  and  K.

L.  Thome,  and  each  of them, his or  her  true  and  lawful attorneys-in-fact and agents, with full power of  substitution and  resubstitution,  for and in his or her  name,  place  and stead,  in  any  and  all capacities, to sign  a  Registration

Statement  on  Form S-8 and any and all amendments  (including

post-effective  amendments)  to  the  Registration   Statement

covering the issuance of up to 7,500,000 shares of the  Common

Stock   of   General  Mills,  Inc.,  under  the  1995   Salary

Replacement Stock Option Plan, and to file the same, with  all exhibits thereto, and other documents in connection therewith,

with  the  Securities and Exchange Commission,  granting  unto said  attorneys-in-fact and agents, and  each  of  them,  full power  and authority to do and perform each and every act  and thing  requisite  and necessary to be done in  and  about  the premises,  as fully to all intents and purposes  as  might  or could  be done in person, hereby ratifying and confirming  all that  said  attorneys-in-fact and agents or any  of  them,  or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                            /s/ Stephen W. Sanger
                              Stephen W. Sanger
                              Dated:  June 26, 1995


                            /s/ Richard M. Bressler
                              Richard M. Bressler
                              Dated:  June 26, 1995


                            /s/ L. D. DeSimone
                              L. D. DeSimone
                              Dated:  June 26, 1995


                            /s/ William T. Esrey
                              William T. Esrey
                              Dated:  June 26, 1995


                            /s/ Charles W. Gaillard
                              Charles W. Gaillard
                              Dated:  June 26, 1995


                            /s/ Judith Richards Hope
                              Judith Richards Hope
                              Dated:  June 26, 1995


                            /s/ Kenneth A. Macke
                              Kenneth A. Macke
                              Dated:  June 26, 1995


                            /s/ George Putnam
                              George Putnam
                              Dated:  June 26, 1995


                            /s/ Michael D. Rose
                              Michael D. Rose
                              Dated:  June 26, 1995


                            /s/ A. Michael Spence
                              A. Michael Spence
                              Dated:  June 26, 1995


                            /s/ Dorothy A. Terrell
                              Dorothy A. Terrell
                              Dated:  June 26, 1995


                            /s/ C. Angus Wurtele
                              C. Angus Wurtele
                              Dated:  June 26, 1995